Exhibit 99.2
[Insert letter from Ralph E. Davis Associates, Inc.]
DOMINION BLACK WARRIOR BASIN 1994-1
THE ROYALTY INTERESTS

ESTIMATED RESERVES AND NON ESCALATED
FUTURE NET REVENUE REMAINING
AS OF
DECEMBER 31, 2007

RALPH E. DAVIS ASSOCIATES, INC.	MARCH 2008
HOUSTON, TEXAS

TABLE OF CONTENTS
ITEM
ENGINEERING LETTER
RESERVES DEFINITION
SUMMARY OF ALL RESERVES
ONE LINE SUMMARY, ALL RESERVES
BY WELL NAME AND NUMBER

March 3, 2008

Black Warrior Basin Trust 1994-1 c/o
Bank of America P. 0. Box 830650
Dallas, Texas 75283

Attn:	Mr. Ron E. Hooper Sr. Vice President, Royalty Management
Re: Estimated Reserves and Non Escalated Future
Net Revenue Remaining as of December 31, 2007
Dominion Black Warrior Basin Trust 1994-1
Gentlemen:
At your request the firm of Ralph E. Davis Associates, Inc. of Houston, Texas has prepared an estimate of the natural gas reserves on specific leaseholds in which Dominion Black Warrior Basin Trust 1994-1 (the Trust) has certain interests. The interests evaluated are a royalty interest ownership position applicable to specific gas properties in the Black Warrior Basin, Tuscaloosa County, Alabama. This report presents our estimate of the proved reserves anticipated to be produced from those leaseholds.
The reserves associated with these estimates have been classified in accordance with the definitions of the Securities and Exchange Commission as found in Rule 4-10(a) of regulation S-X of the Securities Exchange Act of 1934. We have also estimated the future net revenue and discounted present value associated with these reserves as of December 31, 2007, utilizing a scenario of non escalated product prices as well as non escalated costs of operations, i.e., prices and costs were not escalated above current values as detailed later in this report. The present value is presented for your information and should not be construed as an estimate of the fair market value.
The results of our study may be summarized as follows:
1717 St. James Place, Suite 460 Houston, Texas 77056 Office 713-622-8955 Fax 713-626-3664 www.ralphedavis.com
Worldwide Energy Consultants Since 1924

Dominion Black Warrior Basin Trust 1994-1 Mr. Ron E. Hooper	March 3, 2008 Page 2
Non Escalated Pricing Scenario
Estimated Reserves and Future Net Income
Net to Dominion Black Warrior Basin Trust 1994-1
As of December 31, 2007

Total Proved
Net Remaining Sales Gas Reserves:
Gas: Mcf	22,597,416

Future Revenue:
Sales Revenue	$150,179,484
Tax Credit Revenue	0
Total Revenue	$150,179,484

Production Taxes	$9,010,771
Other Deductions	0

Future Net Income	$141,168,734
Future Net Income Discounted @ 10%	$84,848,680
The Section 29 Tax Credit that was in effect in previous years is no longer applicable as of January 1,2003.
Gas volumes are expressed in millions of standard cubic feet (MMSCF) at the official temperature and pressure bases of the areas wherein the gas reserves are located.
DATA SOURCE
Basic well and field data used in the preparation of this report were furnished by HighMount Exploration & Production LLC (HighMount) or were obtained from commercial sources. Records as they pertain to factual matters such as acreage controlled, the number and depths of wells, production history, the existence of contractual obligations to others and similar matters were accepted as presented.
Ownership interest, operating costs and information related to contractual obligations regarding the sale of produced gas were furnished by HighMount. No physical inspection of the properties was made nor any well tests conducted.

Dominion Black Warrior Basin Trust 1994-1 Mr. Ron E. Hooper	March 3, 2008 Page 3
RESERVE ESTIMATES
The estimate of reserves included in this report is based primarily upon production history, or analogy with wells in the area producing from the same or similar formations. Individual well production histories were analyzed and forecast until an anticipated economic limit. The economic limit was based upon an analysis of overall field operating costs and an appropriate daily producing rate was utilized for each individual well.
Future production for the unit was then analyzed as it applies to the total revenue stream. Future production was forecast until the unit operations would no longer be economical, and this future point in time was then utilized as a terminus of production from the area of interest.
The accuracy of reserve estimates is dependent upon the quality of available data and upon the independent geological and engineering interpretation of that data. Reserve estimates presented in this report are calculated using acceptable methods and procedures and are believed to be reasonable; however, future reservoir performance may justify revision of these estimates.
The anticipated producing rates may be subject to regulation by various agencies, changes in market demand or other factors; consequently, reserves recovered and the actual rates of recovery may vary from the estimates included herein.
PRICING PROVISIONS
Natural Gas - The unit price used throughout this report for natural gas is primarily based upon an initial price of $7.1909 per MMBtu for December 28, 2008, the last trading day of the year, and is representative of the price in effect for sales based upon the Sonat Tl price on that trading day. A basis differential was applied to all sales volumes, and this differential as well as the price for gas was held constant throughout the producing life of the property. Prices for gas reserves scheduled for initial production at some future date were estimated using this same price.
FUTURE NET INCOME
Future net income is based upon gross income from future production, less appropriate taxes (production, severance, ad valorem or other). Operating costs and any estimated future capital requirements were not considered in the estimation of net income due to the Trust’s royalty ownership position. No allowance was made for depletion, depreciation, income taxes or administrative expense.
Future net income has been discounted for present worth at values ranging from 0 to 100 percent using monthly discounting. In this report the future net income is discounted at a primary rate often (10.0) percent.

Dominion Black Warrior Basin Trust 1994-1 Mr. Ron E. Hooper	March 3, 2008 Page 4
GENERAL
HighMount Exploration & Production LLC as operator has provided access to all of its accounts, records, geological and engineering data, reports and other information as required for this investigation. The ownership interests, product classifications relating to prices and other factual data were accepted as furnished without verification.
No consideration was given in this report to either gas contract disputes including take or pay demands or gas sales imbalances.
No consideration was given in this report to potential environmental liabilities which may exist, nor were any costs included for potential liability to restore and clean up damages, if any, caused by past operating practices.
If investments or business decisions are to be made in reliance on these estimates by anyone other than our client, such person with the approval of our client is invited to arrange a visit so that he can evaluate the assumptions made and the completeness and extent of the data available on which the estimates are made.
Neither Ralph E. Davis Associates, Inc. nor its employees has any interest in the subject properties and neither the employment to make this study nor our compensation is contingent on our estimates of reserves and future income for the subject properties.
This report has been prepared for the exclusive use of Dominion Black Warrior Basin Trust 1994-1 and shall not be reproduced, distributed or made available to any other company without the written consent of Ralph E. Davis Associates, Inc. Such consent will not be unreasonably withheld if the report is utilized in its entirety.

Very truly yours, RALPH E. DAVIS ASSOCIATES, INC. Alien C. Barron, P.E. President

CLASSIFICATION OF RESERVES
Proved Oil and Gas Reserves
Proved oil and gas reserves are the estimated quantities of crude oil, natural gas, and natural gas liquids which geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, i.e., prices and costs as of the date the estimate is made. Prices include consideration of changes in existing prices provided only by contractual arrangements, but not on escalations based upon future conditions.
1.	Reservoirs are considered proved if economic producibility is supported by either actual production or conclusive formation test. The area of a reservoir considered proved includes (A) that portion delineated by drilling and defined by gas-oil and/or oil-water contacts, if any; and (B) the immediately adjoining portions not yet drilled, but which can be reasonably judged as economically productive on the basis of available geological and engineering data. In the absence of information on fluid contacts, the lowest known structural occurrence of hydrocarbons controls the lower proved limit of the reservoir.
2.	Reserves which can be produced economically through application of improved recovery techniques (such as fluid injection) are included in the proved classification when successful testing by a pilot project, or the operation of an installed program in the reservoir, provides support for the engineering analysis on which the project or program was based.
3.	Estimates of proved reserves do not include the following: (A) oil that may become available from known reservoirs but is classified separately as indicated additional reserves; (B) crude oil, natural gas, and natural gas liquids, the recovery of which is subject to reasonable doubt because of uncertainty as to geology, reservoir characteristics, or economic factors; (C) crude oil, natural gas, and natural gas liquids, that may occur in undrilled prospects; and (D) crude oil, natural gas, and natural gas liquids, that may be recovered from oil shales, coal, gilsonite and other such sources.
Proved Developed Oil and Gas Reserves
Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods. Additional oil and gas expected to be obtained through the application of fluid injection or other improved recovery techniques for supplementing the natural forces and mechanisms of primary recovery should be included as proved developed reserves only after testing by a pilot project or after the operation of an installed program has confirmed through production response that increased recovery will be achieved.
Proved Undeveloped Reserves
Proved undeveloped oil and gas reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required for recompletion. Reserves on undrilled acreage shall be limited to those drilling units offsetting productive units that are reasonably certain of production when drilled. Proved reserves for other undrilled units can be claimed only where it can be demonstrated with certainty that there is continuity of production from the existing productive formation. Under no circumstances should estimates for proved undeveloped reserves be attributable to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual tests in the area and in the same reservoir.
(Classification of reserves as found in Rule 4-10(a) of Regulation S-X of the per Securities and Exchange Act)

DOMINION BLACK WARRIOR TRUST 1994-1
UNESCALATED ANALYSIS
ROYALTY INTERESTS
TOTAL PROVED RESERVES
R E S E R V E S     A N D     E C O N O M I C S
EFFECTIVE DATE: 01/2008

		GROSS PRODUCTION			NET PRODUCTION		PRICES		OPERATIONS, M$
END	NO. OF	OIL	WELL HEAD	SALES	OIL	SALES	OIL	GAS	OIL	GAS	TAX	TOTAL
MO-YEAR	WELLS	MBBL	GAS, MMCF	GAS, MMCF	MBBL	GAS, MMCF	$/B	$/M	REVENUE	REVENUE	CREDITS	REVENUE
12-2008	519.6	0.000	5908.378	5317.537	0.000	2831.562	0.00	7.244	0.000	20513.018	0.000	18871.953
12-2009	525.4	0.000	5352.181	4816.964	0.000	2565.182	0.00	7.236	0.000	18561.930	0.000	17076.984
12-2010	521.5	0.000	4696.069	4226.463	0.000	2250.564	0.00	7.231	0.000	16274.262	0.000	14972.323
12-2011	516.2	0.000	4123.480	3711.132	0.000	1976.193	0.00	7.228	0.000	14283.407	0.000	13140.730
12-2012	508.0	0.000	3620.942	3258.850	0.000	1735.471	0.00	7.225	0.000	12538.187	0.000	11535.133

12-2013	491.8	0.000	3172.821	2855.537	0.000	1520.933	0.00	7.222	0.000	10984.265	0.000	10105.527
12-2014	477.9	0.000	2785.114	2506.603	0.000	1335.461	0.00	7.220	0.000	9641.419	0.000	8870.105
12-2015	461.7	0.000	2442.962	2198.666	0.000	1171.793	0.00	7.218	0.000	8457.433	0.000	7780.835
12-2016	440.6	0.000	2136.449	1922.803	0.000	1025.293	0.00	7.216	0.000	7398.272	0.000	6806.412
12-2017	417.6	0.000	1865.188	1678.669	0.000	895.550	0.00	7.214	0.000	6460.570	0.000	5943.728

12-2018	390.7	0.000	1621.204	1459.084	0.000	779.177	0.00	7.213	0.000	5619.915	0.000	5170.324
12-2019	366.2	0.000	1411.220	1270.097	0.000	678.623	0.00	7.211	0.000	4893.702	0.000	4502.207
12-2020	333.9	0.000	1215.236	1093.713	0.000	584.949	0.00	7.210	0.000	4217.613	0.000	3880.206
12-2021	305.0	0.000	1048.531	943.678	0.000	504.717	0.00	7.209	0.000	3638.636	0.000	3347.546
12-2022	280.2	0.000	905.935	815.341	0.000	436.468	0.00	7.208	0.000	3146.171	0.000	2894.478

S TOT	1.0	0.000	42305.711	38075.145	0.000	20291.934	0.00	7.226	0.000	146628.797	0.000	134898.484

AFTER	1.0	0.000	4760.701	4284.631	0.000	2305.482	0.00	7.204	0.000	16609.799	0.000	15281.012

TOTAL	1.0	0.000	47066.410	42359.777	0.000	22597.416	0.00	7.224	0.000	163238.594	0.000	150179.484

	OPERATIONS, M$				CAPITAL COSTS, M$					10.0%
END	PRODUCTION	AD VALOREM	NET OPER	OPERATION	TANGIBLE	INTANG.	TOTAL	TOTAL	CASH FLOW	DISCOUNTED
MO-YEAR	TAXES	EXPENSES	EXPENSES	CASH FLOW	INV.	INV.	BORROW INV	EQUITY INV	BTAX, M$	BTAX, M$
12-2008	1132.318	0.000	0.000	17739.646	0.000	0.000	0.000	0.000	17739.646	16922.697
12-2009	1024.619	0.000	0.000	16052.374	0.000	0.000	0.000	0.000	16052.374	13933.667
12-2010	898.339	0.000	0.000	14073.969	0.000	0.000	0.000	0.000	14073.969	11105.695
12-2011	788.444	0.000	0.000	12352.288	0.000	0.000	0.000	0.000	12352.288	8860.981
12-2012	692.108	0.000	0.000	10843.028	0.000	0.000	0.000	0.000	10843.028	7071.218

12-2013	606.331	0.000	0.000	9499.192	0.000	0.000	0.000	0.000	9499.192	5631.595
12-2014	532.207	0.000	0.000	8337.898	0.000	0.000	0.000	0.000	8337.898	4493.876
12-2015	466.851	0.000	0.000	7313.992	0.000	0.000	0.000	0.000	7313.992	3583.677
12-2016	408.385	0.000	0.000	6398.025	0.000	0.000	0.000	0.000	6398.025	2849.938
12-2017	356.623	0.000	0.000	5587.104	0.000	0.000	0.000	0.000	5587.104	2262.489

12-2018	310.219	0.000	0.000	4860.104	0.000	0.000	0.000	0.000	4860.104	1789.247
12-2019	270.133	0.000	0.000	4232.075	0.000	0.000	0.000	0.000	4232.075	1416.436
12-2020	232.812	0.000	0.000	3647.394	0.000	0.000	0.000	0.000	3647.394	1109.804
12-2021	200.853	0.000	0.000	3146.693	0.000	0.000	0.000	0.000	3146.693	870.337
12-2022	173.669	0.000	0.000	2720.809	0.000	0.000	0.000	0.000	2720.809	684.230

S TOT	8093.911	0.000	0.000	126804.586	0.000	0.000	0.000	0.000	126804.586	82585.891

AFTER	916.861	0.000	0.000	14364.152	0.000	0.000	0.000	0.000	14364.152	2262.791

TOTAL	9010.771	0.000	0.000	141168.734	0.000	0.000	0.000	0.000	141168.734	84848.680

	OIL	GAS			P.W. %	P.W., M$
GROSS WELLS	0.0	531.0	LIFE, YRS.	58.08	5.00	105752.352
GROSS ULT., MB & MMF	0.000	289953.969	DISCOUNT %	10.00	10.00	84848.695
GROSS CUM., MB & MMF	0.000	242887.578	UNDISCOUNTED PAYOUT, YRS.	0.00	15.00	71179.664
GROSS RES., MB & MMF	0.000	47066.410	DISCOUNTED PAYOUT, YRS.	0.00	18.00	65056.344
NET RES., MB & MMF	0.000	22597.414	UNDISCOUNTED NET/INVEST.	0.00	20.00	61585.305
NET REVENUE, M $	0.000	163238.609	DISCOUNTED NET/INVEST.	0.00	25.00	54493.812
INITIAL PRICE, $	0.000	7.240	RATE-OF-RETURN, PCT.	100.00	40.00	41215.453
INITIAL N.I., PCT.	0.000	52.812	INITIAL W.I., PCT.	0.000	60.00	31962.566
					80.00	26651.193
					100.00	23187.062

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

ALABAMA BASIC 23-10-4	27.0	0.00000%	56.87502%	0	216,899	195,209	0	111,025	732,441	43,946	0	688,494	382,336
ALABAMA BASIC 23-14-5	14.7	0.00000%	56.87502%	0	77,812	70,031	0	39,830	262,750	15,765	0	246,985	166,652
ALABAMA BASIC 23-16-6	11.7	0.00000%	56.87502%	0	48,986	44,087	0	25,075	165,411	9,925	0	155,486	109,575
ALABAMA BASIC 26-1-7	11.6	0.00000%	56.87502%	0	52,041	46,837	0	26,638	175,728	10,544	0	165,184	118,088
ALABAMA BASIC 27-16-8	19.7	0.00000%	57.20324%	0	146,432	131,789	0	75,388	497,315	29,839	0	467,476	292,600
ALABAMA BASIC 34-3-14	19.7	0.00000%	56.79375%	0	97,983	88,185	0	50,083	330,388	19,823	0	310,565	184,907
ALABAMA BASIC 36-2-2	10.2	0.00000%	58.18800%	0	38,324	34,492	0	20,070	132,397	7,944	0	124,453	89,711
ALABAMA BASIC 36-4-1	13.5	0.00000%	58.18800%	0	57,839	52,055	0	30,290	199,814	11,989	0	187,825	125,303
ALABAMA BASIC 36-5-9	14.2	0.00000%	56.26400%	0	62,994	56,695	0	31,899	210,428	12,626	0	197,802	129,557
ALABAMA BASIC 36-9-3	13.1	0.00000%	58.18800%	0	63,926	57,533	0	33,478	220,844	13,251	0	207,593	142,219
ALABAMA BASIC 36-13-10	16.9	0.00000%	58.18800%	0	74,925	67,433	0	39,238	258,843	15,531	0	243,313	145,374
ALABAMA BASIC 36-14-11	8.8	0.00000%	58.18800%	0	32,319	29,087	0	16,925	111,653	6,699	0	104,954	78,365
ALABAMA BASIC 36-16-12	19.7	0.00000%	58.18800%	0	98,781	88,903	0	51,731	341,255	20,475	0	320,780	188,572
ALCUS 12-4-1	7.3	0.00000%	54.84375%	0	18,606	16,745	0	9,184	60,583	3,635	0	56,948	43,333
ALCUS 12-5-2	3.9	0.00000%	54.19375%	0	6,232	5,608	0	3,039	20,050	1,203	0	18,847	15,613
BAUGHMAN 18-3-2	15.6	0.00000%	56.87500%	0	105,995	95,396	0	54,256	357,917	21,475	0	336,442	227,216
BAUGHMAN 18-6-3	25.7	0.00000%	56.87500%	0	197,588	177,829	0	101,140	667,199	40,032	0	627,167	356,197
BAUGHMAN 18-7-4	21.5	0.00000%	56.87500%	0	126,145	113,531	0	64,571	425,958	25,557	0	400,401	234,692
BEAN 14-15-1	13.0	0.00000%	55.76460%	0	52,280	47,052	0	26,238	173,088	10,385	0	162,703	109,005
BIGHAM 4-13-1	8.6	0.00000%	56.87500%	0	46,268	41,641	0	23,683	156,234	9,374	0	146,860	115,231
CANTLEY 17-7-2	12.6	0.00000%	56.87500%	0	51,035	45,931	0	26,123	172,330	10,340	0	161,990	111,488
CARNLEY 18-5-3	18.2	0.00000%	61.70528%	0	102,453	92,207	0	56,897	375,336	22,520	0	352,815	224,380
CARNLEY 18-12-4	24.9	0.00000%	61.70528%	0	230,601	207,541	0	128,064	844,809	50,689	0	794,120	474,000
CARNLEY 18-14-5	25.6	0.00000%	61.70528%	0	329,035	296,131	0	182,729	1,205,419	72,325	0	1,133,094	696,776
CASSIDY 19-1-72	15.8	0.00000%	48.75000%	0	80,466	72,420	0	35,305	232,897	13,974	0	218,923	140,435
CASSIDY 19-2-73	17.3	0.00000%	48.75000%	0	77,376	69,638	0	33,949	223,952	13,437	0	210,515	127,823
CASSIDY 19-3-74	11.7	0.00000%	48.75000%	0	55,160	49,644	0	24,201	159,651	9,579	0	150,072	105,811
CASSIDY 19-6-96	14.8	0.00000%	48.75000%	0	69,612	62,651	0	30,542	201,480	12,089	0	189,391	123,183
CASSIDY 19-7-75	15.3	0.00000%	48.75000%	0	64,127	57,715	0	28,136	185,606	11,136	0	174,469	108,720
CASSIDY 19-9-76	14.3	0.00000%	48.75000%	0	76,014	68,413	0	33,351	220,011	13,201	0	206,811	138,424
CASSIDY 19-10-77	10.3	0.00000%	48.75000%	0	39,254	35,328	0	17,223	113,613	6,817	0	106,796	76,541
CASSIDY 19-11-97	18.4	0.00000%	48.75000%	0	72,939	65,645	0	32,002	211,109	12,667	0	198,442	114,584
CASSIDY 19-13-7B	15.7	0.00000%	52.81250%	0	75,890	68,301	0	36,072	237,956	14,277	0	223,679	143,541
CASSIDY 19-15-79	9.3	0.00000%	48.75000%	0	34,188	30,769	0	15,000	98,952	5,937	0	93,015	67,934
CASSIDY 19-16-80	11.7	0.00000%	48.75000%	0	55,091	49,582	0	24,171	159,453	9,567	0	149,886	105,680
CASSIDY 20-3-81	13.0	0.00000%	48.75000%	0	58,074	52,267	0	25,480	168,087	10,085	0	158,002	106,834
CASSIDY 20-5-82	11.8	0.00000%	48.75000%	0	49,225	44,302	0	21,597	142,472	8,548	0	133,924	92,649
CASSIDY 20-6-83	20.2	0.00000%	48.75000%	0	91,105	81,995	0	39,972	263,689	15,821	0	247,867	138,502
CASSIDY 20-7-84	12.2	0.00000%	48.75000%	0	50,718	45,646	0	22,252	146,794	8,808	0	137,987	94,575
CASSIDY 20-8-85	17.6	0.00000%	48.75000%	0	104,810	94,329	0	45,986	303,356	18,201	0	285,155	179,041
CASSIDY 20-10-86	13.2	0.00000%	48.75000%	0	66,431	59,787	0	29,146	192,272	11,536	0	180,736	123,345
CASSIDY 20-12-87	15.7	0.00000%	48.75000%	0	75,190	67,671	0	32,990	217,624	13,057	0	204367	130,371
CASSIDY 20-14-88	12.2	0.00000%	48.75000%	0	50,644	45,579	0	22,220	146,580	8,795	0	137,785	94,387
CASSIDY 20-16-89	4.8	0.00000%	48.75000%	0	12,859	11,573	0	5,642	37,217	2,233	0	34,984	29,054
CASSIDY 21-2-102	18.4	0.00000%	48.75000%	0	94,562	85,106	0	41,489	273,693	16,422	0	257,272	154,286
CASSIDY 21-3-116	23.2	0.00000%	48.75000%	0	170,472	153,425	0	74,795	493,403	29,604	0	463,798	265,767
CASSIDY 21-4-117	20.9	0.00000%	48.75000%	0	92,173	82,956	0	40,441	266,779	16,007	0	250,772	139,020
CASSIDY 21-6-103	20.9	0.00000%	48.75000%	0	121,322	109,189	0	53,230	351,145	21,069	0	330,077	191,877
CASSIDY 21-8-104	6.7	0.00000%	48.75000%	0	19,162	17,246	0	8,407	55,462	3,328	0	52,134	40,767
CASSIDY 21-10-105	11.8	0.00000%	48.75000%	0	55,852	50,267	0	24,505	161,654	9,699	0	151,955	106,042
CASSIDY 21-11-106	27.8	0.00000%	48.75000%	0	155,116	139,604	0	68,057	448,958	26,937	0	422,020	211,954
CASSIDY 21-14-118	11.8	0.00000%	48.75000%	0	51,387	46,248	0	22,546	148,730	8,924	0	139,807	97,066
CASSIDY 22-1-107	10.7	0.00000%	48.75000%	0	41,862	37,676	0	18,367	121,162	7,270	0	113,893	80,933
CASSIDY 22-3-108	10.6	0.00000%	48.75000%	0	34,777	31,300	0	15,259	100,658	6,039	0	94,618	65,754

Page No. 1 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

CASSIDY 22-6-110	4.8	0.00000%	48.75000%	0	11,996	10,796	0	5,263	34,719	2,083	0	32,636	27,102
CASSIDY 22-7-111	0.8	0.00000%	48.90418%	0	437	394	0	193	1,270	76	0	1,194	1,153
CASSIDY 22-13-112	8.3	0.00000%	48.75000%	0	24,888	22,399	0	10,920	72,034	4,322	0	67,712	50,253
CASSIDY 22-14-113	14.1	0.00000%	48.75000%	0	50,349	45,314	0	22,091	145,727	8,744	0	136,984	86,835
CASSIDY 25-3-11	4.9	0.00000%	48.75000%	0	15,102	13,592	0	6,626	43,710	2,623	0	41,087	34,329
CASSIDY 25-4-66	12.1	0.00000%	48.75000%	0	47,853	43,068	0	20,996	138,503	8,310	0	130,192	88,919
CASSIDY 25-5-67	11.5	0.00000%	48.75000%	0	53,520	48,168	0	23,482	154,906	9,294	0	145,611	102,931
CASSIDY 25-6-13	8.2	0.00000%	48.75000%	0	28,546	25,691	0	12,524	82,621	4,957	0	77,664	58,825
CASSIDY 25-10-1	5.4	0.00000%	48.75000%	0	16,202	14,581	0	7,108	46,893	2,814	0	44,079	35,983
CASSIDY 25-12-14	8.7	0.00000%	48.75000%	0	31,937	28,743	0	14,012	92,436	5,546	0	86,890	65,122
CASSIDY 25-14-21	9.6	0.00000%	48.75000%	0	34,050	30,645	0	14,940	98,553	5,913	0	92,640	67,247
CASSIDY 25-15-20	4.8	0.00000%	48.75000%	0	12,829	11,546	0	5,629	37,131	2,228	0	34,903	28,972
CASSIDY 25-16-1	7.2	0.00000%	48.75000%	0	22,860	20,574	0	10,030	66,165	3,970	0	62,195	48,058
CASSIDY 26-8-122	17.3	0.00000%	48.75000%	0	78,397	70,557	0	34,397	226,907	13,614	0	213,292	129,359
CASSIDY 26-10-123	10.3	0.00000%	48.75000%	0	39,440	35,496	0	17,304	114,152	6,849	0	107,303	76,731
CASSIDY 28-1-114	11.2	0.00000%	48.75000%	0	47,239	42,515	0	20,726	136,725	8,203	0	128,521	90,765
CASSIDY 28-7-115	15.6	0.00000%	48.75000%	0	77,525	69,772	0	34,014	224,382	13,463	0	210,919	134,668
CASSIDY 28-8-131	31.3	0.00000%	47.93020%	0	247,680	222,912	0	106,842	704,814	42,289	0	662,525	334,865
CASSIDY 29-1-95	10.0	0.00000%	48.75000%	0	38,853	34,967	0	17,047	112,453	6,747	0	105,706	76,462
CASSIDY 29-2-98	10.0	0.00000%	48.75000%	0	39,878	35,890	0	17,496	115,420	6,925	0	108,495	78,688
CASSIDY 29-3-90	6.8	0.00000%	48.75000%	0	21,777	19,599	0	9,554	63,029	3,782	0	59,247	46,489
CASSIDY 29-4-91	7.6	0.00000%	48.75000%	0	26,589	23,930	0	11,666	76,956	4,617	0	72,339	55,821
CASSIDY 29-5-92	10.2	0.00000%	48.75000%	0	41,254	37,128	0	18,100	119,402	7,164	0	112,238	81,153
CASSIDY 29-6-93	9.7	0.00000%	48.75000%	0	37,277	33,550	0	16,355	107,893	6,474	0	101,419	74,025
CASSIDY 29-9-94	18.2	0.00000%	48.75000%	0	114,732	103,259	0	50,339	332,072	19,924	0	312,148	189,224
CASSIDY 29-10-99	16.2	0.00000%	48.75000%	0	93,344	84,010	0	40,955	270,170	16,210	0	253,959	159,205
CASSIDY 30-2-119	23.2	0.00000%	48.75000%	0	203,828	183,445	0	89,430	589,947	35,397	0	554,550	328,389
CASSIDY 30-4-120	22.8	0.00000%	52.81250%	0	126,659	113,993	0	60,203	397,142	23,829	0	373,314	207,460
CASSIDY 30-8-121	13.6	0.00000%	46.51560%	0	72,945	65,650	0	30,538	201,450	12,087	0	189,363	128,879
CASSIDY 30-12-15	6.5	0.00000%	46.51560%	0	22,704	20,434	0	9,505	62,701	3,762	0	58,939	46,855
CASSIDY 30-13-1	6.2	0.00000%	48.75000%	0	18,724	16,852	0	8,215	54,195	3,252	0	50,943	40,569
CASSIDY 30-14-1	8.0	0.00000%	48.75000%	0	25,842	23,258	0	11,338	74,795	4,488	0	70,307	53,141
CASSIDY 30-15-12	10.3	0.00000%	48.75000%	0	38,760	34,884	0	17,006	112,185	6,731	0	105,454	75,531
CASSIDY 31-1-17	8.9	0.00000%	48.75000%	0	31,663	28,497	0	13,892	91,644	5,499	0	86,146	63,838
CASSIDY 31-2-10	12.6	0.00000%	48.75000%	0	54,216	48,795	0	23,787	156,920	9,415	0	147,505	100,412
CASSIDY 31-3-16	6.5	0.00000%	48.75000%	0	20,095	18,086	0	8,817	58,162	3,490	0	54,673	43,058
CASSIDY 31-4-1	6.3	0.00000%	48.75000%	0	18,249	16,425	0	8,007	52,820	3,169	0	49,651	39,315
CASSIDY 31-5-1A	10.5	0.00000%	48.75000%	0	41,571	37,414	0	18,239	120,320	7,219	0	113,101	80,829
CASSIDY 31-6-18	10.7	0.00000%	48.75000%	0	44,334	39,900	0	19,451	128,316	7,699	0	120,617	86,185
CASSIDY 31-8-70	8.0	0.00000%	48.75000%	0	26,089	23,480	0	11,447	75,510	4,531	0	70,980	53,681
CASSIDY 31-10-124	12.0	0.00000%	48.75000%	0	55,079	49,571	0	24,166	159,418	9,565	0	149,852	104,398
CASSIDY 31-12-125	10.2	0.00000%	48.75000%	0	41,254	37,128	0	18,100	119,402	7,164	0	112,238	81,153
CASSIDY 31-14-65	12.1	0.00000%	48.75000%	0	48,321	43,486	0	21,201	139,856	8,391	0	131,464	89,920
CASSIDY 31-16-69	10.7	0.00000%	48.75000%	0	40,033	36,030	0	17,565	115,869	6,952	0	108,917	76,969
CASSIDY 32-1-101	14.5	0.00000%	48.75000%	0	92,813	83,532	0	40,722	268,633	16,118	0	252,515	171,644
CASSIDY 32-2-41	14.3	0.00000%	48.75000%	0	72,558	65,302	0	31,835	210,007	12,600	0	197,407	130,922
CASSIDY 32-4-33	6.1	0.00000%	48.75000%	0	18,545	16,691	0	8,137	53,675	3,221	0	50,455	40,278
CASSIDY 32-6-40	8.1	0.00000%	48.75000%	0	28,130	25,317	0	12,342	81,417	4,885	0	78,532	58,075
CASSIDY 32-7-39	22.4	0.00000%	48.75000%	0	133,131	119,817	0	58,411	385,324	23,119	0	362,205	204,921
CASSIDY 32-8-34	28.9	0.00000%	48.75000%	0	297,925	268,132	0	130,714	862,293	51,738	0	810,556	442,102
CASSIDY 32-9-37	25.9	0.00000%	48.75000%	0	236,985	213,286	0	103,977	685,914	41,155	0	644,759	365,440
CASSIDY 32-10-45	13.6	0.00000%	48.75000%	0	71,066	63,959	0	31,180	205,688	12,341	0	193,347	131,204
CASSIDY 32-11-35	3.3	0.00000%	48.75000%	0	7,123	6,410	0	3,125	20,616	1,237	0	19,379	16,924
CASSIDY 32-12-62	10.8	0.00000%	48.75000%	0	38,486	34,637	0	16,886	111,391	6,683	0	104,706	73,142

Page No. 2 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

CASSIDY 32-13-46	12.1	0.00000%	48.75000%	0	50,155	45,140	0	22,006	145,166	8,710	0	136,456	93,659
CASSIDY 32-14-36	12.1	0.00000%	48.75000%	0	49,912	44,921	0	21,899	144,463	8,668	0	135,796	93,206
CASSIDY 32-15-38	16.0	0.00000%	48.75000%	0	93,940	84,546	0	41,216	271,892	16,314	0	255,579	166,064
CASSIDY 36-1-19	6.2	0.00000%	48.75000%	0	18,719	16,847	0	8,213	54,179	3,251	0	50,928	40,706
CASSIDY 36-2-1	8.3	0.00000%	48.75000%	0	23,606	21,246	0	10,357	68,324	4,099	0	64,225	47,404
CASSIDY 36-3-23	9.3	0.00000%	46.75000%	0	32,407	29,166	0	14,219	93,797	5,628	0	88,169	64,061
CASSIDY 36-4-22	14.0	0.00000%	48.75000%	0	66,774	60,096	0	29,297	193,265	11,596	0	181,669	120,609
CASSIDY 36-5-24	8.8	0.00000%	48.75000%	0	31,411	28,270	0	13,782	90,915	5,455	0	85,460	63,670
CASSIDY 36-7-25	7.5	0.00000%	48.75000%	0	20,251	18,226	0	8,885	58,613	3,517	0	55,096	41,663
CASSIDY 36-8-4	6.4	0.00000%	48.75000%	0	19,531	17,578	0	8,569	56,529	3,392	0	53,137	42,130
CASSIDY 36-9-71	6.5	0.00000%	48.75000%	0	19,506	17,556	0	8,558	56,458	3,387	0	53,070	41,897
CASSIDY 36-10-28	6.3	0.00000%	48.75000%	0	17,600	15,840	0	7,722	50,941	3,056	0	47,885	37,786
CASSIDY 36-11-27	4.6	0.00000%	48.75000%	0	13,589	12,230	0	5,962	39,331	2,360	0	36,971	30,795
CASSIDY 36-12-26	4.3	0.00000%	48.75000%	0	10,336	9,303	0	4,535	29,917	1,795	0	28,122	23,633
CASSIDY 36-13-29	9.2	0.00000%	48.75000%	0	41,798	37,618	0	18,339	120,977	7,259	0	113,718	85,637
CASSIDY 36-14-30	5.2	0.00000%	48.75000%	0	13,262	11,935	0	5,819	38,383	2,303	0	36,080	29,534
CASSIDY 36-15-31	9.8	0.00000%	48.75000%	0	32,520	29,268	0	14,268	94,124	5,647	0	88,477	63,202
CASSIDY 36-16-3	14.7	0.00000%	47.91200%	0	64,446	58,002	0	27,790	183,323	10,999	0	172,324	111,280
CASSIDY 5-2-126	20.2	0.00000%	48.75000%	0	142,096	127,886	0	62,345	411,274	24,676	0	386,597	233,678
CASSIDY 5-4-49	14.1	0.00000%	48.75000%	0	69,707	62,736	0	30,584	201,754	12,105	0	189,649	126,207
CASSIDY 5-5-50	13.6	0.00000%	48.75000%	0	71,066	63,959	0	31,180	205,688	12,341	0	193,347	131,204
CASSIDY 5-6-61	18.1	0.00000%	48.75000%	0	129,304	116,374	0	56,732	374,249	22,455	0	351,794	223,771
CASSIDY 5-11-56	10.7	0.00000%	48.75000%	0	45,520	40,968	0	19,972	131,749	7,905	0	123,844	88,752
CASSIDY 5-13-48	7.7	0.00000%	48.75000%	0	25,615	23,054	0	11,239	74,139	4,448	0	69,691	53,382
CASSIDY 5-14-57	9.3	0.00000%	48.75000%	0	24,155	21,739	0	10,598	69,912	4,195	0	65,718	46,602
CASSIDY 6-2-64	17.6	0.00000%	48.75000%	0	82,538	74,284	0	36,213	238,892	14,334	0	224,559	136,234
CASSIDY 6-3-44	10.0	0.00000%	48.75000%	0	39,878	35,890	0	17,496	115,420	6,925	0	108,495	78,688
CASSIDY 6-4-42	4.7	0.00000%	48.75000%	0	13,441	12,097	0	5,897	38,902	2,334	0	36,568	30,705
CASSIDY 6-5-43	5.9	0.00000%	48.75000%	0	3,904	3,514	0	1,713	11,300	678	0	10,622	8,545
CASSIDY 6-6-53	11.7	0.00000%	48.75000%	0	47,726	42,954	0	20,940	138,136	8,288	0	129,848	90,088
CASSIDY 6-7-129	9.3	0.00000%	48.75000%	0	34,321	30,889	0	15,058	99,336	5,960	0	93,375	68,720
CASSIDY 6-9-47	11.4	0.00000%	48.75000%	0	45,661	41,095	0	20,034	132,159	7,930	0	124,229	86,572
CASSIDY 6-10-52	8.8	0.00000%	48.75000%	0	32,425	29,183	0	14,227	93,850	5,631	0	88,219	65,681
CASSIDY 6-11-54	3.6	0.00000%	48.75000%	0	7,860	7,074	0	3,449	22,750	1,365	0	21,385	18,373
CASSIDY 6-13-51	14.3	0.00000%	48.75000%	0	61,275	55,147	0	26,884	177,349	10,641	0	166,708	108,532
CASSIDY 6-14-55	14.8	0.00000%	48.75000%	0	68,530	61,677	0	30,068	198,349	11,901	0	186,449	120,418
CASSIDY 6-16-68	9.9	0.00000%	48.75000%	0	29,794	26,815	0	13,072	86,234	5,174	0	81,060	56,893
CASSIDY 8-4-63	5.1	0.00000%	48.75000%	0	13,785	12,406	0	6,048	39,898	2,394	0	37,504	30,903
CASSIDY 8-5-60	11.4	0.00000%	48.75000%	0	44,529	40,076	0	19,537	128,882	7,733	0	121,149	83,739
CASSIDY 8-12-58	25.8	0.00000%	48.75000%	0	84,484	76,035	0	37,067	244,524	14,671	0	229,852	106,473
CASSIDY 8-13-59	26.7	0.00000%	48.75000%	0	133,951	120,556	0	58,771	387,700	23,262	0	364,438	183,235
CHEVRON 23-16-18	13.5	0.00000%	56.87500%	0	65,048	58,544	0	33,297	219,651	13,179	0	206,472	140,984
CHEVRON 24-16-16	16.8	0.00000%	56.87500%	0	81,180	73,062	0	41,554	274,121	16,447	0	257,674	163,499
CHEVRON 25-2-1	7.8	0.00000%	56.87500%	0	24,684	22,215	0	12,635	83,351	5,001	0	78,350	60,491
CHEVRON 25-8-2	11.3	0.00000%	56.87500%	0	44,023	39,621	0	22,534	148,653	8,919	0	139,734	98,964
CHEVRON 25-11-3	8.8	0.00000%	56.87500%	0	26,844	24,159	0	13,741	90,644	5,439	0	85,206	63,524
CHEVRON 26-5-9	14.1	0.00000%	56.87500%	0	65,937	59,343	0	33,751	222,650	13,359	0	209,291	141,109
CHEVRON 27-1-10	14.9	0.00000%	56.87500%	0	74,104	66,693	0	37,932	250,228	15,014	0	235,215	156,491
CHEVRON 30-10-8	9.2	0.00000%	56.87500%	0	25,617	23,056	0	13,113	86,503	5,190	0	81,313	59,270
CHRISTIAN 12-5-2	15.8	0.00000%	56.87500%	0	78,317	70,485	0	40,088	264,453	15,867	0	248,586	161,824
CLEMENTS 34-11-1	16.5	0.00000%	56.87500%	0	115,635	104,072	0	59,191	390,469	23,428	0	367,041	244,239
CLEMENTS 34-15-1	20.3	0.00000%	56.87500%	0	129,659	116,693	0	66,369	437,823	26,269	0	411,554	252,137
CLEMENTS 34-16-2	15.3	0.00000%	56.87500%	0	90,977	81,879	0	46,569	307,204	18,432	0	288,772	194,791
COLBURN 15-9-1	19.6	0.00000%	56.87500%	0	88,186	79,368	0	45,140	297,780	17,867	0	279,914	165,044

Page No. 3 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

COLBURN 15-15-2	45.7	0.00000%	56.87500%	0	317,336	285,602	0	162,436	1,071,556	64,293	0	1,007,263	413,329
CUNNINGHAM 10-1-1	58.1	0.00000%	56.87500%	0	652,447	587,202	0	333,971	2,203,133	132,188	0	2,070,944	810,925
CUNNINGHAM 10-2-2	32.6	0.00000%	56.87500%	0	219,151	197,236	0	112,178	740,014	44,401	0	695,613	343,835
CUNNINGHAM 28-15-3	17.0	0.00000%	56.87500%	0	104,147	93,732	0	53,310	351,675	21,100	0	330,574	215,336
CUNNINGHAM 34-8-2	16.0	0.00000%	56.87500%	0	85,914	77,323	0	43,977	290,108	17,406	0	272,702	177,841
CUNNINGHAM 35-12-1	17.8	0.00000%	57.60302%	0	83,188	74,869	0	43,127	284,497	17,070	0	267,427	163,329
DAVANT 1-12-10	12.3	0.00000%	56.87500%	0	63,365	57,029	0	32,435	213,967	12,838	0	201,129	143,477
DAVANT 1-13-11	14.9	0.00000%	54.84375%	0	89,257	80,331	0	44,057	290,631	17,438	0	273,193	184,894
DAVANT 21-16-16	23.1	0.00000%	56.87500%	0	189,632	170,668	0	97,068	640,333	38,420	0	601,913	359,049
DAVANT 23-2-9	22.3	0.00000%	56.87500%	0	121,012	108,910	0	61,943	408,623	24,517	0	384,105	220,499
DAVANT 23-7-7	12.3	0.00000%	56.87500%	0	39,479	35,531	0	20,208	133,311	7,999	0	125,312	84,302
DAVANT 23-13-8	19.5	0.00000%	56.87500%	0	87,381	78,643	0	44,728	295,061	17,704	0	277,357	163,691
DAVANT 3-1-12	16.4	0.00000%	56.87500%	0	111,669	100,502	0	57,161	377,076	22,625	0	354,451	236,596
DAVANT 3-2-13	25.8	0.00000%	56.87500%	0	180,243	162,219	0	92,262	608,630	36,518	0	572,112	319,216
DAVANT 7-4-2	1.4	0.00000%	56.87500%	0	1,453	1,307	0	744	4,905	294	0	4,611	4,271
DAVANT 7-5-3	6.3	0.00000%	56.87500%	0	15,186	13,668	0	7,774	51,281	3,077	0	48,204	38,221
DAVANT 7-11-4	22.8	0.00000%	56.87500%	0	106,672	96,005	0	54,603	360,203	21,612	0	338,590	184,860
DAVANT 7-12-5	12.5	0.00000%	56.87500%	0	35,026	31,524	0	17,929	118,274	7,096	0	111,178	73,246
DAVANT 7-13-6	28.4	0.00000%	56.87500%	0	194,035	174,632	0	99,322	655,204	39,312	0	615,891	327,366
DAVANT 7-14-1	20.6	0.00000%	56.87500%	0	73,698	66,329	0	37,724	248,359	14,932	0	233,928	129,710
DAVIS 24-7-1	20.9	0.00000%	56.87500%	0	114,901	103,411	0	58,815	387,990	23,279	0	364,710	215,665
DAVIS 24-8-2	11.7	0.00000%	56.87500%	0	46,886	42,198	0	24,000	158,322	9,499	0	148,323	104,930
DAVIS 24-9-3	21.2	0.00000%	56.87500%	0	96,731	87,058	0	49,514	326,633	19,598	0	307,035	175,428
DAVIS 24-10-4	15.0	0.00000%	56.74805%	0	76,970	69,273	0	39,311	259,327	15,560	0	243,767	162,574
DEAL 27-4-1	15.7	0.00000%	56.87500%	0	76,558	68,902	0	39,188	258,516	15,511	0	243,005	158,495
DEAL 27-5-2	41.3	0.00000%	55.86750%	0	522,269	470,043	0	262,601	1,732,320	103,939	0	1,628,380	789,942
DRUMMOND 6-1-1	2.7	0.00000%	48.75000%	0	5,309	4,778	0	2,329	15,365	922	0	14,443	12,870
EARNEST 15-10-2	14.2	0.00000%	56.87500%	0	66,522	59,869	0	34,051	224,625	13,477	0	211,147	142,213
EARNEST 15-15-5	7.3	0.00000%	56.87500%	0	19,586	17,627	0	10,026	66,136	3,968	0	62,168	48,091
EARNEST 15-16-4	14.5	0.00000%	56.87500%	0	50,776	45,699	0	25,991	171,457	10,287	0	161,170	103,537
EARNEST 24-13-1	18.0	0.00000%	56.62111%	0	109,323	98,391	0	55,710	367,506	22,050	0	345,455	220,022
FEDERAL 8-9-10	16.5	0.00000%	56.87500%	0	60,133	54,120	0	30,781	203,053	12,183	0	190,869	117,153
FEDERAL 8-16-12	11.7	0.00000%	56.87500%	0	46,886	42,198	0	24,000	158,322	9,499	0	148,823	104,930
FEDERAL 9-4-5	23.3	0.00000%	56.87500%	0	195,695	176,126	0	100,171	660,808	39,649	0	621,160	372,950
FEDERAL 9-12-7	24.9	0.00000%	56.87500%	0	190,440	171,396	0	97,482	643,064	38,584	0	604,480	345,596
FEDERAL 9-14-8	26.0	0.00000%	56.87500%	0	151,922	136,730	0	77,765	513,000	30,780	0	482,220	260,541
FGLIC 26-2-1	13.8	0.00000%	56.87500%	0	62,595	56,336	0	32,041	211,367	12,682	0	198,685	134,531
FGLIC 26-6-3	17.3	0 00000%	56.87500%	0	97,321	87,589	0	49,816	328,627	19,718	0	308,909	198,118
FIRST ALABAMA BANK 10-9-23	7.4	0.00000%	61.70528%	0	24,195	21,776	0	13,437	88,640	5,318	0	83,322	65,254
FIRST ALABAMA BANK 10-15-24	23.3	0.00000%	61.70528%	0	98,868	88,982	0	54,906	362,205	21,732	0	340,472	180,796
FIRST ALABAMA BANK 10-16-25A	17.6	0.00000%	81.70528%	0	94,607	85,146	0	52,540	346,593	20,796	0	325,797	208,289
FIRST ALABAMA BANK 12-1-4	17.9	0.00000%	60.09516%	0	101,347	91,212	0	54,814	361,597	21,696	0	339,901	216,645
FIRST ALABAMA BANK 12-2-5	12.2	0.00000%	60.09516%	0	48,721	43,848	0	26,351	173,830	10,430	0	163,401	114,356
FIRST ALABAMA BANK 25-1-13	16.6	0.00000%	50.70000%	0	148,230	133,407	0	67,637	446,189	26,771	0	419,418	283,830
FIRST ALABAMA BANK 25-2-14	8.2	0.00000%	51.89977%	0	25,944	23,349	0	12,118	79,942	4,796	0	75,145	56,606
FIRST ALABAMA BANK 25-4-19	15.3	0.00000%	51.89977%	0	97,430	87,687	0	45,509	300,215	18,013	0	282,202	189,429
FIRST ALABAMA BANK 25-7-15	9.5	0.00000%	51.89977%	0	34,456	31,010	0	16,094	106,171	6,370	0	99,800	73,081
FIRST ALABAMA BANK 25-10-17	15.7	0.00000%	51.89977%	0	85,745	77,170	0	40,051	264,208	15,853	0	248,356	161,965
FIRST ALABAMA BANK 25-11-2	10.8	0.00000%	51.89977%	0	43,212	38,891	0	20,184	133,150	7,989	0	125,161	89,301
FIRST ALABAMA BANK 25-12-20	16.2	0.00000%	51.89977%	0	108,619	97,757	0	50,736	334,692	20,082	0	314,610	208,136
FIRST ALABAMA BANK 25-14-1	16.3	0.00000%	51.89977%	0	78,681	70,813	0	36,752	242,443	14,547	0	227,896	143,770
FIRST ALABAMA BANK 25-15-3A	4.1	0.00000%	51.89977%	0	10,825	9,742	0	5,056	33,355	2,001	0	31,354	26,816
FIRST ALABAMA BANK 25-16-22	14.3	0.00000%	51.89980%	0	74,967	67,471	0	35,017	231,000	13,860	0	217,140	145,092
FIRST ALABAMA BANK 26-16-18	14.8	0.00000%	63.78578%	0	87,882	79,094	0	50,451	332,813	19,969	0	312,844	211,909

Page No. 4 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

FIRST ALABAMA BANK 27-9-27	6.0	0.00000%	61.70528%	0	38,255	34,429	0	21,245	140,147	8,409	0	131,738	111,535
FIRST ALABAMA BANK 27-16-28	5.2	0.00000%	61.70528%	0	8,305	7,474	0	4,612	30,424	1,825	0	28,599	22,971
FIRST ALABAMA BANK 34-1-6	19.3	0.00000%	42.83960%	0	128,540	115,686	0	49,559	326,932	19,616	0	307,316	195,506
FIRST ALABAMA BANK 34-12-7	23.0	0.00000%	42.83960%	0	169,550	152,595	0	65,371	431,239	25,874	0	405,365	243,733
FIRST ALABAMA BANK 34-13-21	25.7	0.00000%	61.70528%	0	136,940	123,246	0	76,049	501,680	30,101	0	471,579	256,033
FIRST ALABAMA BANK 35-2-8	7.0	0.00000%	42.83960%	0	12,468	11,221	0	4,807	31,712	1,903	0	29,810	22,547
FIRST ALABAMA BANK 35-3-9	14.4	0.00000%	42.83960%	0	76,274	68,646	0	29,406	193,997	11,640	0	182,357	125,250
FIRST ALABAMA BANK 35-5-10	10.2	0.00000%	42.83960%	0	39,497	35,547	0	15,228	100,457	6,027	0	94,430	69,800
FIRST NATIONAL BANK 1-3-1	21.0	0.00000%	56.87500%	0	102,677	92,409	0	52,558	346,712	20,803	0	325,910	188,778
FRIEDMAN 10-10-28	28.6	0.00000%	53.54375%	0	170,184	153,165	0	82,010	541,005	32,460	0	508,544	259,828
FRIEDMAN 10-15-29	5.3	0.00000%	53.54375%	0	13,880	12,492	0	6,689	44,123	2,647	0	41,476	34,132
FRIEDMAN 11-10-8	25.9	0.00000%	53.54375%	0	132,703	119,432	0	63,949	421,855	25,311	0	396,544	207,091
FRIEDMAN 11-11-17	32.0	0.00000%	53.54375%	0	182,446	164,202	0	87,920	579,986	34,799	0	545,187	260,076
FRIEDMAN 11-13-18	5.5	0.00000%	53.54375%	0	20,897	18,808	0	10,070	66,432	3,986	0	62,446	51,836
FRIEDMAN 12-1-9	7.8	0.00000%	53.54375%	0	21,063	18,956	0	10,150	66,957	4,017	0	62,939	47,646
FRIEDMAN 12-2-50	8.8	0.00000%	53.54375%	0	29,283	26,355	0	14,111	93,089	5,585	0	87,504	63,624
FRIEDMAN 12-8-10	5.7	0.00000%	53.54375%	0	10,326	9,293	0	4,976	32,825	1,969	0	30,855	23,917
FRIEDMAN 13-13-3	14.6	0.00000%	53.54375%	0	49,272	44,345	0	23,744	156,633	9,398	0	147,235	93,049
FRIEDMAN 14-6-33	15.6	0.00000%	53.54375%	0	102,843	92,559	0	49,560	326,934	19,616	0	307,317	206,644
FRIEDMAN 14-12-34	17.9	0.00000%	53.54375%	0	99,682	89,714	0	48,036	316,885	19,013	0	297,872	186,377
FRIEDMAN 14-13-35	14.9	0.00000%	53.54375%	0	73,991	66,592	0	35,656	235,213	14,113	0	221,100	145,899
FRIEDMAN 18-2-5	1.7	0.00000%	53.54375%	0	2,826	2,544	0	1,362	8,984	539	0	8,445	7,841
FRIEDMAN 18-3-31	11.0	0.00000%	53.54375%	0	58,876	52,988	0	28,372	187,164	11,230	0	175,934	128,426
FRIEDMAN 18-7-30	8.6	0.00000%	53.54375%	0	24,532	22,079	0	11,822	77,986	4,679	0	73,307	54,246
FRIEDMAN 18-8-2	9.5	0.00000%	53.54375%	0	24,865	22,379	0	11,982	79,045	4,743	0	74,302	52,881
FRIEDMAN 18-9-1	11.3	0.00000%	53.54375%	0	48,550	43,695	0	23,396	154,338	9,260	0	145,078	103,473
FRIEDMAN 18-15-4	33.8	0.00000%	53.54375%	0	282,197	253,978	0	135,989	897,090	53,825	0	843,264	417,377
FRIEDMAN 2-1-15	14.3	0.00000%	53.54375%	0	61,308	55,177	0	29,544	194,894	11,694	0	183,200	117,425
FRIEDMAN 2-5-42	22.8	0.00000%	53.54375%	0	161,474	145,327	0	77,813	513,317	30,799	0	482,518	281,202
FRIEDMAN 2-9-16	28.7	0.00000%	55.76460%	0	164,111	147,700	0	82,364	543,338	32,600	0	510,737	260,789
FRIEDMAN 2-12-21	17.0	0.00000%	53.54375%	0	85,904	77,314	0	41,397	273,085	16,385	0	256,700	160,962
FRIEDMAN 2-14-22	16.6	0.00000%	53.54375%	0	82,186	73,968	0	39,605	261,266	15,676	0	245,590	155,933
FRIEDMAN 22-4-52	18.0	0.00000%	53.54375%	0	87,297	78,567	0	42,068	277,512	16,651	0	260,861	159,775
FRIEDMAN 22-12-53	22.6	0.00000%	53.54375%	0	172,843	155,559	0	83,292	549,458	32,967	0	516,490	307,170
FRIEDMAN 22-14-38	12.3	0.00000%	53.54375%	0	25,320	22,788	0	12,202	80,491	4,829	0	75,661	47,186
FRIEDMAN 22-15-39	9.1	0.00000%	53.54375%	0	29,433	26,490	0	14,184	93,566	5,614	0	87,952	64,548
FRIEDMAN 22-15-54	27.7	0.00000%	55.20937%	0	177,076	159,368	0	87,986	580,425	34,826	0	545,600	289,055
FRIEDMAN 22-16-55	30.0	0.00000%	53.54375%	0	133,423	120,081	0	64,296	424,144	25,449	0	398,695	186,904
FRIEDMAN 23-4-41	13.0	0.00000%	55.20937%	0	102,587	92,328	0	50,974	336,263	20,176	0	316,087	229,644
FRIEDMAN 23-5-40	26.9	0.00000%	45.87100%	0	141,525	127,373	0	58,427	385,431	23,126	0	362,305	188,208
FRIEDMAN 3-6-23	23.8	0.00000%	53.54375%	0	123,721	111,349	0	59,620	393,303	23,598	0	369,705	201,986
FRIEDMAN 30-4-45	19.0	0.00000%	54.34000%	0	196,139	176,525	0	95,924	632,787	37,967	0	594,819	389,916
FRIEDMAN 30-5-46	12.3	0.00000%	54.34000%	0	96,570	86,913	0	47,229	311,557	18,693	0	292,864	214,715
FRIEDMAN 30-12-47	20.4	0.00000%	54.34000%	0	153,551	138,196	0	75,096	495,389	29,723	0	465,666	285,730
FRIEDMAN 30-13-48	19.8	0.00000%	54.34000%	0	150,481	135,433	0	73,594	485,484	29,129	0	456,355	284,389
FRIEDMAN 31-12-49	18.3	0.00000%	54.34000%	0	106,239	95,615	0	51,957	342,749	20,565	0	322,185	199,188
FRIEDMAN 3-15-26	10.0	0.00000%	53.17812%	0	31,546	28,391	0	15,098	99,598	5,976	0	93,622	66,875
FRIEDMAN 34-10-57	20.3	0.00000%	53.54375%	0	117,973	106,176	0	56,850	375,030	22,502	0	352,528	211,209
FRIEDMAN 34-15-58	31.8	0.00000%	53.54375%	0	120,971	108,874	0	58,295	384,561	23,074	0	361,487	156,687
FRIEDMAN 36-1-43	7.7	0.00000%	54.34000%	0	25,194	22,675	0	12,322	81,282	4,877	0	76,406	58,429
FRIEDMAN 36-3-1	11.7	0.00000%	54.34000%	0	48,426	43,583	0	23,683	156,233	9,374	0	146,859	102,545
FRIEDMAN 36-7-44	5.0	0.00000%	56.26400%	0	11,780	10,602	0	5,965	39,352	2,361	0	36,991	30,366
FRIEDMAN 36-8-2	4.9	0.00000%	54.34000%	0	10,204	9,184	0	4,990	32,921	1,975	0	30,945	24,857
FRIEDMAN 36-11-56	15.1	0.00000%	56.26400%	0	78,345	70,511	0	39,672	261,709	15,703	0	246,006	161,579

Page No. 5 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

FRIEDMAN 4-8-59	35.8	0.00000%	55.20937%	0	253,643	228,278	0	126,031	831,399	49,884	0	781,515	366,153
FRIEDMAN 6-4-11	26.4	0.00000%	53.54375%	0	204,491	184,042	0	98,543	650,067	39,004	0	611,063	337,748
FRIEDMAN 6-5-12	14.6	0.00000%	53.54375%	0	52,196	46,977	0	25,153	165,929	9,956	0	155,973	99,435
FRIEDMAN 6-12-13	2.9	0.00000%	53.54375%	0	5,686	5,117	0	2,740	18,074	1,084	0	16,990	15,030
FRIEDMAN 6-13-14	3.4	0.00000%	53.54375%	0	6,541	5,887	0	3,152	20,794	1,248	0	19,547	16,635
FRIEDMAN-ROSENAU 2-7-2	22.0	0.00000%	55.20937%	0	119,499	107,549	0	59,377	391,699	23,502	0	368,197	210,323
FRIEDMAN-ROSENAU 2-15-1	17.8	0.00000%	56.87500%	0	71,649	64,484	0	36,675	241,938	14,516	0	227,421	137,478
FRIEDMAN-ROSENAU 2-16-3	21.9	0.00000%	56.87500%	0	89,881	80,893	0	46,008	303,505	18,210	0	285,295	157,169
GILBERT 15-5-1	20.6	0.00000%	46.51560%	0	113,767	102,390	0	47,627	314,187	18,851	0	295,336	170,677
GILBERT 15-6-3	22.0	0.00000%	56.87500%	0	164,603	148,143	0	84,256	555,818	33,349	0	522,469	316,084
GILBERT 15-12-2	7.9	0.00000%	46.51560%	0	26,942	24,247	0	11,279	74,404	4,464	0	69,940	53,275
HALLMAN 17-2-2	16.8	0.00000%	56.87500%	0	85,272	76,745	0	43,649	287,941	17,276	0	270,665	173,229
HALLMAN 34-8-1	12.8	0.00000%	56.87500%	0	63,050	56,745	0	32,274	212,902	12,774	0	200,128	139,830
HALLMAN 8-14-1	28.9	0.00000%	56.87500%	0	203,730	183,357	0	104,284	687,939	41,276	0	646,662	342,702
HAYES 18-13-3	9.3	0.00000%	56.87500%	0	36,765	33,088	0	18,819	124,144	7,449	0	116,696	87,476
HAYES 18-14-4	16.9	0.00000%	56.87500%	0	106,446	95,801	0	54,487	359,439	21,566	0	337,872	221,052
HAYES 7-16-2	20.2	0.00000%	56.87500%	0	175,335	157,801	0	89,749	592,057	35,523	0	556,534	354,780
HINDS 12-6-1	12.5	0.00000%	56.87500%	0	45,543	40,988	0	23,312	153,785	9,227	0	144,558	98,528
HINDS 12-7-2	16.4	0.00000%	56.87500%	0	81,768	73,591	0	41,855	276,109	16,567	0	259,543	165,964
HINDS 12-11-3	13.9	0.00000%	56.87500%	0	71,664	64,497	0	36,683	241,989	14,519	0	227,469	155,628
HINDS 14-5-4	18.1	0.00000%	56.67500%	0	111,077	99,970	0	56,858	375,077	22,505	0	352,573	224,389
HINDS 14-6-5	13.0	0.00000%	56.87500%	0	63,257	56,931	0	32,380	213,601	12,816	0	200,785	139,675
HOBSON 22-9-1	14.6	0.00000%	56.87500%	0	80,904	72,813	0	41,413	273,190	16,391	0	256,798	174,400
HOLMAN 10-11-1	20.3	0.00000%	56.87500%	0	96,013	86,412	0	49,147	324,209	19,453	0	304,757	178,224
HOLMAN 13-7-19	16.7	0.00000%	56.87500%	0	109,414	98,473	0	56,007	369,462	22,168	0	347,295	229,763
HOLMAN 13-11-20	18.1	0.00000%	56.87500%	0	121,263	109,136	0	62,071	409,471	24,568	0	384,902	247,645
HOLMAN 13-14-21	10.5	0.00000%	56.87500%	0	37,254	33,529	0	19,069	125,797	7,548	0	118,249	84,989
HOLMAN 13-15-22	14.3	0.00000%	56.87500%	0	77,189	69,470	0	39,511	260,647	15,639	0	245,008	166,843
HOLMAN 14-3-2	10.3	0.00000%	56.87500%	0	38,255	34,430	0	19,582	129,177	7,751	0	121,426	88,013
HOLMAN 14-4-1	14.3	0.00000%	56.87500%	0	67,993	61,194	0	34,804	229,593	13,776	0	215,818	145,209
HOLMAN 15-1-28	17.0	0.00000%	45.98240%	0	88,961	80,065	0	36,816	242,866	14,572	0	228,294	144,865
HOLMAN 15-8-25	8.4	0.00000%	45.98240%	0	27,905	25,115	0	11,548	76,182	4,571	0	71,611	54,074
HOLMAN 17-11-31	17.8	0.00000%	56.87500%	0	91,410	82,269	0	46,790	308,666	18,520	0	290,146	181,924
HOLMAN 17-12-15	17.3	0.00000%	56.87500%	0	99,004	89,104	0	50,678	334,311	20,059	0	314,252	201,383
HOLMAN 17-13-16	17.3	0.00000%	56.87500%	0	86,679	78,011	0	44,369	292,690	17,561	0	275,129	173,210
HOLMAN 18-3-2	15.3	0.00000%	56.87500%	0	75,427	67,884	0	38,609	254,695	15,282	0	239,413	158,082
HOLMAN 24-1-26	19.7	0.00000%	56.87500%	0	118,603	106,743	0	60,710	400,491	24,029	0	376,461	230,071
HOLMAN 24-3-27	16.5	0.00000%	56.87500%	0	95,440	85,896	0	48,853	322,274	19,336	0	302,938	197,156
HOLMAN 26-4-23	24.1	0.00000%	49.24920%	0	129,636	116,672	0	57,460	379,052	22,743	0	356,309	194,145
HOLMAN 26-5-29	8.2	0.00000%	49.24920%	0	28,765	25,888	0	12,750	84,107	5,046	0	79,060	60,452
HOLMAN 26-6-24	15.8	0.00000%	49.24920%	0	81,501	73,351	0	36,125	238,306	14,298	0	224,007	145,963
HOLMAN 34-6-3	21.0	0.00000%	60.09516%	0	135,974	122,376	0	73,542	485,142	29,109	0	456,034	277,800
HOLMAN 35-12-4	10.0	0.00000%	56.87500%	0	44,781	40,303	0	22,922	151,213	9,073	0	142,140	105,832
HOWELL 12-9-1	24.3	0.00000%	56.87500%	0	149,572	134,615	0	76,562	505,064	30,304	0	474,760	267,312
HOWELL 12-14-2	10.7	0.00000%	56.87500%	0	41,904	37,713	0	21,449	141,497	8,490	0	133,007	96,117
HOWELL 12-15-3	12.4	0.00000%	56.87500%	0	53,817	48,435	0	27,547	181,724	10,903	0	170,820	119,125
MAYFIELD 1-3-3	11.4	0.00000%	56.87500%	0	43,996	39,597	0	22,521	148,563	8,914	0	139,649	98,126
MAYFIELD 1-7-4	12.8	0.00000%	56.87500%	0	58,292	52,463	0	29,838	196,835	11,810	0	185,025	128,301
MAYFIELD 12-9-2	19.1	0.00000%	54.51875%	0	98,486	88,637	0	48,324	318,781	19,127	0	299,654	180,309
MAYFIELD 12-10-5	18.8	0.00000%	56.87500%	0	85,982	77,384	0	44,012	290,337	17,420	0	272,916	158,626
MAYFIELD 14-1-1	11.3	0.00000%	54.51875%	0	44,245	39,820	0	21,710	143,213	8,593	0	134,621	92,247
MAYFIELD 8-3-1	19.0	0.00000%	55.69687%	0	100,098	90,088	0	50,176	331,002	19,860	0	311,142	189,707
MCDANIEL 18-5-2	21.8	0.00000%	56.55000%	0	91,774	82,596	0	46,708	308,124	18,487	0	289,636	160,569
MCDANIEL 18-6-3	4.8	0.00000%	56.55000%	0	10,246	9,221	0	5,214	34,399	2,064	0	32,335	26,741

Page No. 6 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

MCGUIRE 26-12-6	11.3	0.00000%	56.87500%	0	43,601	39,241	0	22,318	147,227	8,834	0	138,394	98,290
MCGUIRE 26-13-3	12.9	0.00000%	56.87500%	0	55,033	49,530	0	28,170	185,832	11,150	0	174,682	119,950
MCGUIRE 26-16-1	16.3	0.00000%	56.87500%	0	80,330	72,297	0	41,119	271,253	16,275	0	254,978	163,889
MCGUIRE 27-9-4	13.1	0.00000%	56.87500%	0	52,212	46,991	0	26,726	176,305	10,578	0	165,727	112,377
MCGUIRE 34-9-5	25.8	0.00000%	56.87500%	0	121,356	109,220	0	62,119	409,786	24,587	0	385,199	201,189
MILLS 22-14-1	31.8	0.00000%	56.87500%	0	350,848	315,763	0	179,590	1,184,715	71,083	0	1,113,633	605,028
MOODY 22-6-1	32.8	0.00000%	56.87500%	0	300,627	270,564	0	153,883	1,015,133	60,908	0	954,225	496,251
MOORE 13-1-1	20.1	0.00000%	45.09190%	0	165,422	148,880	0	67,133	442,861	26,572	0	416,289	264,033
MOORE 13-9-2	13.6	0.00000%	45.09190%	0	67,517	60,765	0	27,400	180,753	10,845	0	169,908	116,705
NAUGHER 34-7-1	16.8	0.00000%	60.09516%	0	86,365	77,729	0	46,711	308,143	18,489	0	289,654	187,165
PAYNE 17-15-1	19.8	0.00000%	56.87500%	0	105,426	94,883	0	53,965	355,993	21,360	0	334,634	201,276
PETTUS 8-5-3	10.4	0.00000%	56.87500%	0	66,408	59,767	0	33,993	224,242	13,455	0	210,787	160,138
PETTUS 8-6-2	25.2	0.00000%	56.87500%	0	115,863	104,276	0	59,307	391,236	23,474	0	367,762	193,415
PRICE 1-1-1	7.8	0.00000%	56.87500%	0	20,281	18,253	0	10,381	68,483	4,109	0	64,374	48,450
RICE 2-6-1	28.1	0.00000%	55.04687%	0	155,920	140,328	0	77,246	509,577	30,575	0	479,002	243,871
SEALY 18-1-1	21.5	0.00000%	56.87500%	0	153,050	137,745	0	78,343	516,808	31,008	0	485,799	292,721
SEARCY 11-9-14	8.4	0.00000%	56.87500%	0	23,490	21,141	0	12,024	79,319	4,759	0	74,560	54,443
SEARCY 12-3-16	4.3	0.00000%	56.87500%	0	8,255	7,430	0	4,226	27,876	1,673	0	26,204	22,045
SEARCY 12-6-19	2.4	0.00000%	56.87500%	0	4,761	4,285	0	2,437	16,078	965	0	15,113	13,678
SEARCY 17-5-7	22.5	0.00000%	56.87500%	0	98,307	88,477	0	50,321	331,957	19,917	0	312,039	171,710
SEARCY 17-6-20	24.3	0.00000%	56.87500%	0	129,124	116,212	0	66,096	436,018	26,161	0	409,857	224,940
SEARCY 17-11-8	22.1	0.00000%	56.87500%	0	240,014	216,013	0	122,857	810,461	48,628	0	761,834	482,030
SEARCY 17-14-9	29.8	0.00000%	56.87500%	0	249,539	224,585	0	127,733	842,623	50,557	0	792,065	425,496
SEARCY 18-11-18	24.8	0.00000%	56.87500%	0	243,100	218,790	0	124,437	820,881	49,253	0	771,628	459,523
SEARCY 18-13-6	4.9	0.00000%	56.87500%	0	10,383	9,345	0	5,315	35,061	2,104	0	32,957	27,062
SEARCY 18-14-5	19.8	0.00000%	56.87500%	0	166,078	149,470	0	85,011	560,799	33,648	0	527,151	335,020
SEARCY 19-4-1	4.8	0.00000%	56.87500%	0	9,561	8,605	0	4,894	32,284	1,937	0	30,347	24,993
SEARCY 19-10-3	32.0	0.00000%	56.87500%	0	345,877	311,289	0	177,046	1,167,931	70,076	0	1,097,855	588,920
SEARCY 20-3-10	16.8	0.00000%	56.87500%	0	62,905	56,614	0	32,199	212,412	12,745	0	199,667	121,955
SEARCY 20-4-11	25.0	0.00000%	56.87500%	0	137,305	123,574	0	70,283	463,640	27,818	0	435,822	237,326
SEARCY 20-5-12	36.3	0.00000%	56.87500%	0	419,713	377,742	0	214,841	1,417,256	85,035	0	1,332,220	679,079
SEARCY 20-6-13	32.3	0.00000%	56.87500%	0	373,588	336,229	0	191,230	1,261,504	75,690	0	1,185,814	642,965
SEARCY 24-1-2	16.1	0.00000%	56.87500%	0	67,223	60,501	0	34,410	226,995	13,620	0	213,375	135,049
SEARCY 7-6-17	13.4	0.00000%	56.87500%	0	52,130	46,917	0	26,684	176,028	10,562	0	165,466	110,432
SEARCY 7-15-15	16.2	0.00000%	56.87500%	0	72,813	65,532	0	37,271	245,870	14,752	0	231,118	146,778
SESSIONS 35-8-1	6.4	0.00000%	56.87500%	0	21,337	19,203	0	10,922	72,048	4,323	0	67,725	54,654
SESSIONS 35-9-2	11.5	0.00000%	56.87500%	0	54,376	48,938	0	27,834	183,613	11,017	0	172,596	124,292
SESSIONS 35-15-3	18.3	0.00000%	56.87500%	0	134,745	121,270	0	68,973	454,997	27,300	0	427,697	277,016
STEDMAN 1-9-1	12.6	0.00000%	52.81250%	0	60,059	54,053	0	28,547	188,318	11,299	0	177,019	123,017
STEDMAN 11-1-5	13.1	0.00000%	52.81250%	0	64,259	57,833	0	30,543	201,485	12,089	0	189,396	130,546
STEDMAN 11-2-6	16.3	0.00000%	52.81250%	0	91,357	82,221	0	43,423	286,453	17,187	0	269,266	174,318
STEDMAN 11-3-24	13.8	0.00000%	52.81250%	0	82,496	74,246	0	39,211	258,668	15,520	0	243,148	167,920
STEDMAN 11-4-7	9.6	0.00000%	52.81250%	0	43,700	39,330	0	20,771	137,022	8,221	0	128,801	96,098
STEDMAN 11-5-8	8.3	0.00000%	52.81250%	0	26,553	23,898	0	12,621	83,259	4,996	0	78,263	58,648
STEDMAN 11-9-9	10.3	0.00000%	52.81250%	0	34,583	31,124	0	16,437	108,434	6,506	0	101,928	72,755
STEDMAN 1-11-3	8.8	0.00000%	52.81250%	0	30,094	27,084	0	14,304	94,359	5,662	0	88,698	65,839
STEDMAN 11-10-10	12.8	0.00000%	52.81250%	0	57,602	51,842	0	27,379	180,614	10,837	0	169,777	116,279
STEDMAN 11-12-11	15.3	0.00000%	52.81250%	0	73,871	66,484	0	35,112	231,626	13,898	0	217,728	141,570
STEDMAN 11-14-12	16.8	0.00000%	52.81250%	0	83,966	75,569	0	39,910	263,277	15,797	0	247,480	156,312
STEDMAN 11-16-13	9.6	0.00000%	52.81250%	0	36,267	32,641	0	17,238	113,717	6,823	0	106,894	78,700
STEDMAN 1-15-14	22.8	0.00000%	52.81250%	0	137,741	123,966	0	65,470	431,889	25,913	0	405,976	232,050
STEDMAN 1-16-4	16.8	0.00000%	52.81250%	0	83,719	75,347	0	39,793	262,502	15,750	0	246,752	155,871
STEDMAN 13-1-15	18.2	0.00000%	52.81250%	0	79,661	71,695	0	37,864	249,781	14,987	0	234,794	140,827
STEDMAN 13-2-16	18.7	0.00000%	52.81250%	0	113,077	101,769	0	53,747	354,556	21,273	0	333,283	207,003

Page No. 7 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

STEDMAN 13-4-17	19.3	0.00000%	52.81250%	0	151,365	136,228	0	71,945	474,608	28,476	0	446,131	283,435
STEDMAN 13-6-18	10.1	0.00000%	52.81250%	0	43,652	39,287	0	20,748	136,873	8,212	0	128,661	94,597
STEDMAN 13-9-19	18.2	0.00000%	52.81250%	0	120,720	108,648	0	57,379	378,520	22,711	0	355,808	226,284
STEDMAN 13-12-20	20.8	0.00000%	52.81250%	0	150,119	135,107	0	71,354	470,703	28,242	0	442,461	270,030
STEDMAN 13-14-21	29.1	0.00000%	52.81250%	0	228,005	205,205	0	108,374	714,917	42,895	0	672,022	356,742
STEDMAN 13-15-22	23.3	0.00000%	52.81250%	0	266,805	240,125	0	126,816	836,575	50,195	0	786,381	485,387
STOTHART 24-12-1	6.9	0.00000%	56.13634%	0	20,312	18,281	0	10,262	67,698	4,062	0	63,636	50,034
STOTHART 24-13-2	10.9	0.00000%	56.50567%	0	50,704	45,634	0	25,786	170,101	10,206	0	159,895	116,558
SULLIVAN 4-11-2	26.8	0.00000%	56.29461%	0	329,663	296,697	0	167,024	2,211,214	132,673	0	2,078,540	1,347,343
THORNHILL 12-13-1	10.6	0.00000%	56.87500%	0	41,010	36,909	0	20,992	138,481	8,309	0	130,172	91,758
TURNER 17-10-1	23.5	0.00000%	56.87500%	0	140,015	126,013	0	71,670	472,792	28,367	0	444,424	252,479
TURNER 17-16-1	28.0	0.00000%	56.87500%	0	108,269	97,442	0	55,420	365,595	21,936	0	343,659	164,744
USX 14-3-45	26.8	0.00000%	48.75000%	0	237,470	213,723	0	104,190	687,319	41,239	0	646,079	359,071
USX 14-5-24	16.3	0.00000%	48.75000%	0	71,356	64,220	0	31,307	206,528	12,392	0	194,136	120,318
USX 14-10-43	20.0	0.00000%	47.51680%	0	94,019	84,617	0	40,207	265,239	15,914	0	249,325	142,875
USX 14-11-25	15.3	0.00000%	48.75000%	0	70,587	63,528	0	30,970	204,302	12,258	0	192,044	123,027
USX 14-13-37	5.6	0.00000%	46.51560%	0	15,553	13,997	0	6,511	42,951	2,577	0	40,374	32,747
USX 14-14-44	13.7	0.00000%	48.75000%	0	78,719	70,847	0	34,538	227,840	13,670	0	214,170	145,943
USX 15-13-27	10.8	0.00000%	48.75000%	0	35,991	32,392	0	15,791	104,171	6,250	0	97,921	67,857
USX 16-2A-40	18.0	0.00000%	48.75000%	0	79,859	71,873	0	35,038	231,139	13,868	0	217,270	129,267
USX 16-4-29	19.0	0.00000%	48.75000%	0	83,081	74,773	0	36,452	240,465	14,428	0	226,037	130,336
USX 16-5-30	21.5	0.00000%	48.75000%	0	114,844	103,359	0	50,388	332,396	19,944	0	312,452	176,867
USX 16-7-31	14.7	0.00000%	48.75000%	0	59,577	53,619	0	26,139	172,436	10,346	0	162,090	103,543
USX 16-8-28	24.8	0.00000%	48.75000%	0	131,492	118,343	0	57,692	380,581	22,835	0	357,746	188,761
USX 16-11-33	32.3	0.00000%	48.75000%	0	245,179	220,661	0	107,572	709,630	42,578	0	667,052	326,953
USX 16-13-34	18.0	0.00000%	48.75000%	0	110,517	99,465	0	48,489	319,873	19,192	0	300,680	186,646
USX 16-15-35	19.3	0.00000%	48.75000%	0	77,302	69,572	0	33,916	223,739	13,424	0	210,315	119,318
USX 21-15-11	18.1	0.00000%	48.75000%	0	85,989	77,390	0	37,728	248,881	14,933	0	233,948	140,470
USX 21-16-12	18.3	0.00000%	48.75000%	0	72,839	65,555	0	31,958	210,822	12,649	0	198,172	115,115
USX 22-4-36	24.4	0.00000%	48.75000%	0	111,133	100,020	0	48,760	321,658	19,299	0	302,358	156,204
USX 22-11-13	8.4	0.00000%	48.75000%	0	43,799	39,420	0	19,217	126,770	7,606	0	119,164	92,200
USX 22-12-14	6.6	0.00000%	48.75000%	0	20,133	18,119	0	8,833	58,271	3,496	0	54,774	42,994
USX 23-4-41	19.8	0.00000%	47.90550%	0	141,036	126,932	0	60,807	401,133	24,068	0	377,065	232,589
USX 28-3-15	12.2	0.00000%	48.75000%	0	50,718	45,646	0	22,252	146,794	8,808	0	137,987	94,575
USX 28-4-16	10.3	0.00000%	48.75000%	0	34,236	30,812	0	15,021	99,089	5,945	0	93,144	65,529
USX 28-5-17	17.1	0.00000%	48.75000%	0	75,888	68,299	0	33,296	219,644	13,179	0	206,466	125,658
USX 29-8-6	17.3	0.00000%	48.75000%	0	81,019	72,917	0	35,547	234,496	14,070	0	220,427	134,812
USX 29-11-7	12.0	0.00000%	48.75000%	0	58,226	52,403	0	25,547	168,525	10,112	0	158,414	110,392
USX 29-13-9	15.7	0.00000%	48.75000%	0	71,459	64,313	0	31,353	206,827	12,410	0	194,417	123,030
USX 29-14-10	12.0	0.00000%	48.75000%	0	50,665	45,599	0	22,229	146,642	8,799	0	137,843	95,101
USX 30-9-18	14.9	0.00000%	48.75000%	0	69,639	62,675	0	30,554	201,558	12,093	0	189,465	122,580
USX 5-7-1	23.9	0.00000%	48.75000%	0	207,204	186,484	0	90,911	599,719	35,983	0	563,736	328,377
USX 5-10-2	22.2	0.00000%	48.75000%	0	165,443	148,898	0	72,588	478,847	28,731	0	450,116	263,455
USX 5-15-3	28.0	0.00000%	48.75000%	0	179,702	161,732	0	78,844	520,118	31,207	0	488,911	251,682
USX 8-6-4	15.1	0.00000%	48.75000%	0	99,476	89,528	0	43,645	287,917	17,275	0	270,642	182,181
USX 8-11-5	12.9	0.00000%	48.75000%	0	63,428	57,085	0	27,829	183,581	11,015	0	172,566	118,296
USX 8-14-39	13.5	0.00000%	46.73630%	0	76,587	68,928	0	32,214	212,512	12,751	0	199,761	137,349
USX 9-6-20	16.8	0.00000%	48.75000%	0	87,591	78,832	0	38,431	253,519	15,211	0	238,308	149,396
USX 9-7-21	35.3	0.00000%	48.75000%	0	431,620	388,458	0	189,373	1,249,253	74,955	0	1,174,298	600,048
USX 9-10-22	21.3	0.00000%	48.75000%	0	174,448	157,003	0	76,539	504,910	30,295	0	474,615	288,600
USX 9-15-23	16.5	0.00000%	48.75000%	0	96,223	86,601	0	42,218	278,501	16,710	0	261,791	167,954
USX 9-16-38	18.6	0.00000%	48.75000%	0	140,462	126,416	0	61,628	406,545	24,393	0	382,152	242,180
WEST 1-1-24	7.2	0.00000%	52.81250%	0	24,359	21,923	0	11,578	76,377	4,583	0	71,795	56,382
WEST 1-2-25	9.1	0.00000%	52.81250%	0	29,760	26,784	0	14,146	93,315	5,599	0	87,716	64,629

Page No. 8 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

WEST 1-6-39	12.7	0.00000%	52.81250%	0	52,590	47,331	0	24,997	164,896	9,894	0	155,003	105,777
WEST 1-8-27	7.5	0.00000%	52.81250%	0	23,017	20,716	0	10,941	72,172	4,330	0	67,842	52,265
WEST 1-9-28	3.5	0.00000%	52.81250%	0	9,042	8,138	0	4,298	28,351	1,701	0	26,650	23,317
WEST 11-1-34	9.7	0.00000%	52.81250%	0	22,029	19,826	0	10,471	69,072	4,144	0	64,927	45,091
WEST 11-2-35	9.2	0.00000%	52.81250%	0	30,474	27,426	0	14,484	95,551	5,733	0	89,818	65,803
WEST 11-4-41	31.3	0.00000%	52.81250%	0	281,989	253,790	0	134,033	884,183	53,051	0	831,132	434,935
WEST 11-5-42	26.8	0.00000%	52.81250%	0	165,094	148,584	0	78,471	517,657	31,059	0	486,597	258,187
WEST 11-8-36	11.2	0.00000%	52.81250%	0	36,010	32,409	0	17,116	112,911	6,775	0	106,136	73,373
WEST 1-10-29	8.3	0.00000%	52.81250%	0	30,061	27,055	0	14,288	94,256	5,655	0	88,601	67,425
WEST 1-11-30	7.3	0.00000%	52.81250%	0	21,197	19,077	0	10,075	66,463	3,988	0	62,475	48,329
WEST 11-15-37	1.1	0.00000%	52.81250%	0	416	375	0	198	1,305	78	0	1,226	1,167
WEST 1-13-31	12.5	0.00000%	52.81250%	0	54,121	48,709	0	25,724	169,698	10,182	0	159,517	109,923
WEST 1-14-32	2.5	0.00000%	52.81250%	0	5,773	5,195	0	2,744	18,100	1,086	0	17,014	15,398
WEST 1-16-33	0.7	0.00000%	52.81250%	0	1,053	948	0	501	3,303	198	0	3,105	3,010
WEST 13-1-15	15.4	0.00000%	52.81250%	0	56,329	50,696	0	26,774	176,621	10,597	0	166,024	103,639
WEST 13-2-16	12.9	0.00000%	52.81250%	0	64,071	57,664	0	30,454	200,895	12,054	0	188,842	130,803
WEST 13-4-17	25.7	0.00000%	52.81250%	0	172,809	155,528	0	82,138	541,847	32,511	0	509,336	279,812
WEST 13-5-3	4.0	0.00000%	52.81250%	0	8,765	7,888	0	4,166	27,483	1,649	0	25,834	21,996
WEST 13-6-1	7.3	0.00000%	52.81250%	0	22,477	20,229	0	10,684	70,478	4,229	0	66,249	51,312
WEST 13-7-38	11.8	0.00000%	52.81250%	0	34,193	30,773	0	16,252	107,212	6,433	0	100,779	67,347
WEST 13-8-14	18.8	0.00000%	52.81250%	0	80,312	72,281	0	38,173	251,820	15,109	0	236,711	139,362
WEST 13-9-9	15.2	0.00000%	52.81250%	0	54,394	48,954	0	25,854	170,553	10,233	0	160,320	100,492
WEST 13-11-6	19.8	0.00000%	52.81250%	0	112,132	100,919	0	53,298	351,593	21,096	0	330,497	198,815
WEST 13-12-4A	20.8	0.00000%	52.81250%	0	89,779	80,801	0	42,673	281,503	16,890	0	264,613	148,686
WEST 13-15-23	12.5	0.00000%	52.81250%	0	53,037	47,733	0	25,209	166,298	9,978	0	156,320	107,463
WEST 15-1-51	19.6	0.00000%	54.84375%	0	91,372	82,235	0	45,101	297,518	17,851	0	279,667	164,896
WEST 15-1-83	17.7	0.00000%	52.81250%	0	97,575	87,818	0	46,379	305,950	18,357	0	287,593	180,413
WEST 15-2-52	13.0	0.00000%	52.81250%	0	35,343	31,808	0	16,799	110,818	6,649	0	104,169	66,549
WEST 15-3-68	18.3	0.00000%	45.80470%	0	72,634	65,371	0	29,943	197,527	11,852	0	185,675	108,746
WEST 15-3-84	20.5	0.00000%	52.81250%	0	118,907	107,017	0	56,518	372,837	22,370	0	350,467	208,136
WEST 15-5-85	30.7	0.00000%	52.81250%	0	290,071	261,064	0	137,874	909,526	54,572	0	854,954	455,932
WEST 15-6-53	3.5	0.00000%	52.81250%	0	2,249	2,024	0	1,069	7,053	423	0	6,630	5,806
WEST 15-6-86	23.6	0.00000%	52.81250%	0	149,957	134,962	0	71,277	470,195	28,212	0	441,934	248,964
WEST 15-8-55	6.3	0.00000%	52.81250%	0	26,083	23,475	0	12,398	81,786	4,907	0	76,878	62,652
WEST 15-9-87	21.8	0.00000%	52.81250%	0	106,623	95,961	0	50,679	334,321	20,059	0	314,262	176,641
WEST 15-10-88	18.1	0.00000%	52.81251%	0	96,340	86,706	0	45,792	302,076	18,125	0	283,952	175,635
WEST 15-11-89	32.8	0.00000%	52.81250%	0	171,450	154,305	0	81,492	537,587	32,255	0	505,332	232,995
WEST 15-13-58	21.8	0.00000%	52.81250%	0	119,654	107,688	0	56,873	375,178	22,511	0	352,667	198,102
WEST 15-14-90A	21.9	0.00000%	52.81250%	0	125,102	112,592	0	59,463	392,261	23,536	0	368,726	212,305
WEST 15-16-91	17.7	0.00000%	52.81250%	0	126,338	112,804	0	59,575	393,001	23,580	0	369,421	239,254
WEST 17-12-20	9.5	0.00000%	52.81250%	0	23,540	21,186	0	11,189	73,810	4,429	0	69,381	47,645
WEST 17-13-21	27.3	0.00000%	52.81250%	0	158,654	142,788	0	75,410	497,463	29,848	0	467,615	242,706
WEST 19-1-19	28.2	0.00000%	52.81250%	0	124,007	111,607	0	58,942	388,829	23,330	0	365,499	186,654
WEST 19-2-10	1.3	0.00000%	52.81250%	0	2,016	1,815	0	958	6,323	379	0	5,943	5,585
WEST 19-3-7	1.9	0.00000%	52.81250%	0	2,309	2,078	0	1,098	7,240	434	0	6,806	6,239
WEST 19-6-18	20.8	0.00000%	52.81250%	0	165,850	149,265	0	78,830	520,028	31,202	0	488,825	302,240
WEST 19-7-1	19.0	0.00000%	52.81250%	0	59,804	53,824	0	28,426	187,517	11,251	0	176,266	97,653
WEST 19-8-12	25.4	0.00000%	52.81250%	0	188,157	169,341	0	89,433	589,970	35,398	0	554,572	310,747
WEST 19-11-13	28.7	0.00000%	52.81250%	0	173,622	156,259	0	82,524	544,395	32,664	0	511,732	261,296
WEST 19-12-11	11.2	0.00000%	52.81250%	0	106,022	97,220	0	51,344	338,707	20,322	0	318,384	242,456
WEST 21-8-71	0.0	0.00000%	52.81250%	0	0	0	0	0	0	0	0	0	0
WEST 23-3-93	22.3	0.00000%	53.40400%	0	198,001	178,201	0	95,167	627,792	37,668	0	590,124	357,643
WEST 23-5-94	9.2	0.00000%	53.40400%	0	47,748	42,973	0	22,949	151,391	9,083	0	142,307	108,662
WEST 23-6-95	13.4	0.00000%	55.13947%	0	51,061	45,955	0	25,339	167,158	10,029	0	157,128	104,267

Page No. 9 of 10	Royalty Interests Oneline 03 03 08.xls

DOMINION BLACK WARRIOR BASIN TRUST 1994-1	UNESCALATED ANALYSIS
ROYALTY INTERESTS	AS OF DECEMBER 31, 2007

				Gross Volumes			Net Volumes		Product	Production	Operating	Future Net Income
	Life	Working	Revenue	Oil	Wellhead Gas	Sales Gas	Oil	Sales Gas	Sales	Taxes	Expense	Undiscounted	Disc. @ 10%
Well Name & Number	Years	Interest	Interest	Bbls	Mcf	Mcf	Bbls	Mcf	$	$	$	$	$

WEST 23-7-96	11.8	0.00000%	53.40400%	0	53,999	48,599	0	25,954	171,213	10,273	0	160,940	113,064
WEST 23-8-92	21.1	0.00000%	41.72188%	0	140,952	126,857	0	52,927	349,147	20,949	0	328,198	195,518
WEST 27-1-59	33.5	0.00000%	52.81250%	0	143,650	129,285	0	68,279	450,419	27,025	0	423,394	180,750
WEST 27-2-60	7.6	0.00000%	52.81250%	0	23,189	20,870	0	11,022	72,710	4,363	0	68,347	52,260
WEST 27-2-97	27.9	0.00000%	53.40400%	0	202,971	182,674	0	97,555	643,549	38,613	0	604,936	321,132
WEST 27-4-62	18.8	0.00000%	52.81250%	0	83,353	75,018	0	39,619	261,357	15,681	0	245,676	143,645
WEST 27-4-98	19.8	0.00000%	53.40400%	0	116,849	105,165	0	56,162	370,489	22,229	0	348,259	209,500
WEST 27-5-65	15.3	0.00000%	52.81250%	0	34,949	31,454	0	16,612	109,583	6,575	0	103,008	58,161
WEST 27-5-99	22.5	0.00000%	53.40400%	0	140,222	126,200	0	67,396	444,595	26,676	0	417,920	239,387
WEST 27-7-100	34.9	0.00000%	53.40400%	0	298,781	268,903	0	143,605	947,330	56,840	0	890,490	433,658
WEST 27-8-101	21.1	0.00000%	53.40400%	0	228,211	205,390	0	109,687	723,577	43,415	0	680,163	429,205
WEST 27-11-102	22.7	0.00000%	53.87200%	0	154,440	138,996	0	74,880	493,967	29,638	0	464,329	268,983
WEST 27-13-103	20.0	0.00000%	53.40400%	0	103,229	92,906	0	49,616	327,303	19,638	0	307,665	179,304
WEST 27-14-104	24.0	0.00000%	53.40400%	0	165,751	149,176	0	79,666	525,538	31,532	0	494,005	277,533
WEST 3-2-44	15.1	0.00000%	53.17812%	0	56,310	50,679	0	26,950	177,785	10,667	0	167,118	105,669
WEST 3-3-22	21.7	0.00000%	52.81250%	0	93,206	83,886	0	44,302	292,252	17,535	0	274,716	150,738
WEST 3-4-45	5.1	0.00000%	52.81250%	0	3,341	3,007	0	1,588	10,475	629	0	9,847	8,110
WEST 3-8-48	20.8	0.00000%	52.81250%	0	105,866	95,280	0	50,320	331,946	19,917	0	312,030	179,745
WEST 31-5-82	16.4	0.00000%	53.87200%	0	63,407	57,066	0	30,743	202,803	12,168	0	190,634	115,632
WEST 3-10-49	13.8	0.00000%	53.17812%	0	54,502	49,052	0	26,085	172,076	10,325	0	161,752	106,791
WEST 3-12-67	38.0	0.00000%	52.81250%	0	288,496	259,647	0	137,126	904,589	54,275	0	850,314	389,780
WEST 3-13-50	34.3	0.00000%	54.84375%	0	179,121	161,209	0	88,413	583,241	34,994	0	548,246	246,477
WEST 33-2-112	12.6	0.00000%	52.81250%	0	56,876	51,188	0	27,034	178,335	10,700	0	167,635	115,904
WEST 33-3-120	22.1	0.00000%	52.81250%	0	92,202	82,982	0	43,825	289,103	17,346	0	271,757	147,625
WEST 33-6-114	19.9	0.00000%	52.81250%	0	97,631	87,868	0	46,405	306,124	18,367	0	287,757	167,856
WEST 33-8-115	26.9	0.00000%	52.81250%	0	178,439	160,595	0	84,814	559,502	33,570	0	525,932	280,214
WEST 33-10-116	23.4	0.00000%	52.81250%	0	147,461	132,715	0	70,090	462,370	27,742	0	434,627	245,284
WEST 33-16-119	27.3	0.00000%	54.84375%	0	145,004	130,504	0	71,573	472,151	28,329	0	443,822	227,470
WEST 35-2-105	19.5	0.00000%	53.40400%	0	126,747	114,073	0	60,919	401,871	24,112	0	377,759	230,284
WEST 35-4-106	25.8	0.00000%	38.92440%	0	155,519	139,967	0	54,481	359,400	21,564	0	337,836	180,640
WEST 35-6-107	19.3	0.00000%	53.40400%	0	95,657	86,091	0	45,976	303,294	18,198	0	285,096	167,409
WEST 35-8-108	17.8	0.00000%	53.40400%	0	89,661	80,695	0	43,094	284,262	17,057	0	267,226	163,206
WEST 35-9-109	19.7	0.00000%	53.40400%	0	106,431	95,788	0	51,155	337,456	20,247	0	317,209	187,575
WEST 35-10-110	17.2	0.00000%	53.40400%	0	73,135	65,821	0	35,151	231,884	13,913	0	217,971	131,611
WEST 35-14-111	24.1	0.00000%	53.40400%	0	116,545	104,890	0	56,016	369,522	22,171	0	347,351	183,381
WEST 7-2-74	15.8	0.00000%	52.81250%	0	65,017	58,515	0	30,903	203,861	12,232	0	191,630	119,811
WEST 7-3-75	14.5	0.00000%	52.81250%	0	60,762	54,686	0	28,881	190,521	11,431	0	179,090	116,087
WEST 7-6-76	16.4	0.00000%	52.81250%	0	91,833	82,650	0	43,650	287,946	17,277	0	270,669	173,840
WEST 7-8-77	12.8	0.00000%	52.81250%	0	46,219	41,597	0	21,968	144,920	8,695	0	136,225	90,567
WEST 7-11-78	21.3	0.00000%	52.81250%	0	98,559	88,703	0	46,846	309,034	18,542	0	290,492	163,886
WEST 7-12-79	15.6	0.00000%	52.81250%	0	79,112	71,201	0	37,603	248,059	14,884	0	233,175	151,605
WEST 7-13-80	13.0	0.00000%	52.81250%	0	52,675	47,408	0	25,037	165,164	9,910	0	155,255	104,282
WEST 7-15-81	12.4	0.00000%	52.81250%	0	54,654	49,188	0	25,978	171,368	10,282	0	161,086	111,420
WEYERHAEUSER 5-15-2	15.6	0.00000%	55.25000%	0	137,506	123,756	0	68,375	451,055	27,063	0	423,992	294,997
WEYERHAEUSER 5-16-1	23.3	0.00000%	55.25000%	0	148,616	133,755	0	73,899	467,498	29,250	0	458,248	263,190
TOTAL ALL PROPERTIES				0	46,849,513	42,164,563	0	22,486,394	149,447,082	8,966,825	0	140,480,255	84,466,354

Page No. 10 of 10	Royalty Interests Oneline 03 03 08.xls